UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2003


                        LINCOLN INTERNATIONAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Kentucky                    0-5767                     61-0575092
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


      Suite 201, 2300 Greene Way
         Louisville, Kentucky                                           40220
_______________________________________                               __________
(Address of principal executive office)                               (Zip Code)


       Registrant's telephone number, including area code: (502) 671-0010

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Company has engaged Carpenter, Mountjoy & Bressler, PSC as the Company's new independent auditor and certifying accountant to audit the Company's consolidated financial statements for the year ending July 31, 2003. During the last two fiscal years, and through the date leading up to the engagement of Carpenter, Mountjoy & Bressler, the Company did not consult Carpenter, Mountjoy & Bressler with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned, President and Chief Executive Officer, Thurman
L. Sisney as thereunto duly authorized in the City of Louisville, Commonwealth of Kentucky, on the 6th day of November, 2003.


Date: November 6, 2003                         LINCOLN INTERNATIONAL CORPORATION


                                               /s/ THURMAN L. SISNEY
                                               _________________________________
                                               By: Thurman L. Sisney
                                                   President